UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2016

SPECIAL DIVERSIFIED OPPORTUNITIES INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-22400 (Commission File Number)	56-1581761 (IRS Employer Identification No.)

1521 Concord Pike, Suite 301, Wilmington, DE (Address of Principal Executive Offices)	19803 (Zip Code)

Registrant’s telephone number, including area code: (302) 824-7062

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On November 23, 2016, Special Diversified Opportunities Inc. (the “Company”) and Interboro LLC (“Seller”) entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”). Pursuant to the Stock Purchase Agreement, the Company’s wholly owned subsidiary, Pillar General Inc. (“Buyer”), will acquire all of the outstanding capital stock of Interboro Holdings, Inc. (“Holdings”) for a purchase price payable in cash of $2,500,000, subject to adjustment as provided in the Stock Purchase Agreement. Under the name Maidstone Insurance Company, Holdings offers personal automobile insurance, primarily in the State of New York.

Each of the Company and Seller made customary representations, warranties and covenants in the Stock Purchase Agreement. Customary covenants govern the time between the date of the Agreement and the closing regarding conduct of the business of Holdings, access to information pertaining to the business of Holdings, the obtaining of applicable insurance regulatory approvals and notification of certain events. Seller has also agreed to a non-competition and non-solicitation of employees covenant for a period of three years following the closing of the transaction, subject to certain limitations. Consummation of the transactions contemplated by the Stock Purchase Agreement (the “Transaction”) is expected to occur in the first or second quarter of 2017, subject to receipt of regulatory approvals. The Agreement provides for customary termination and indemnification rights for the Company and Seller.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, are forward-looking statements. These forward looking statements address, among other things activities, events or developments that the Company expects, believes or anticipates will or may occur in the future, including the Company’s statements relating to the anticipated effects of the proposed Transaction. These forward-looking statements are subject to a number of risks that could cause actual results to differ materially from those contained in the forward-looking statements, including the risk that applicable regulatory approvals and any other required approvals in connection with the Transaction may not be obtained on the proposed terms or at the times anticipated or that the Transaction may not be consummated for other reasons, as well as the risk factors described Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC on March 30, 2016.

Currently unknown or unanticipated risks, or risks that emerge in the future, could cause actual results to differ materially from those described in forward-looking statements, and it is not possible for the Company to predict all such risks, or the extent to which this may cause actual results to differ from those contained in any forward-looking statement. Except as required by law, the Company assumes no obligation to update publicly any such forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01.	Financial Statements and Exhibits.

The following exhibit is being furnished with this report

(a)	Financial Statements of Businesses Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Shell Company Transactions.

None.

(d)	Exhibits.

Exhibit Number	Exhibit Title

2.1#	Stock Purchase Agreement, dated as of November 23, 2016, between Special Diversified Opportunities Inc. and Interboro LLC

#	Schedules to the agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECIAL DIVERSIFIED OPPORTUNITIES INC.

Date: November 25, 2016	By:	/s/ Kevin J. Bratton
Name: Kevin J. Bratton
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title

2.1#	Stock Purchase Agreement, dated as of November 23, 2016, between Special Diversified Opportunities Inc. and Interboro LLC

#	Schedules to the agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.